                                                                      Exhibit 24

                               POWER OF ATTORNEY

   The undersigned hereby constitute and appoint Lawrence J. Toal and James E. Kelly, or either of them acting alone, each with the full power of substitution and resubstitution, as his or her respective true and lawful attorney-in-fact and agent, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-3 of Dime Bancorp, Inc. relating to the common stock (the "Registration Statement"), and any and all amendments or supplements to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such Registration Statement, as fully to all intents and purposes as he or she might or could do in person, and do hereby ratify and confirm all that such attorney-in-fact and agent, or their respective substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

                  Signature                                   Title
                  ---------                                   -----

            /s/ Lawrence J. Toal                   Chief Executive Officer,
 ___________________________________________        President, Chief
              Lawrence J. Toal                      Operating Officer and a
                                                    Director (Principal
                                                    Executive Officer)

          /s/ Anthony P. Terraciano                Chairman of the Board
 ___________________________________________
            Anthony P. Terraciano

            /s/ Derrick D. Cephas                  A Director
 ___________________________________________
              Derrick D. Cephas

            /s/ Frederick C. Chen                  A Director
 ___________________________________________
              Frederick C. Chen

          /s/ J. Barclay Collins II                A Director
 ___________________________________________
            J. Barclay Collins II

          /s/ Richard W. Dalrymple                 A Director
 ___________________________________________
            Richard W. Dalrymple

             /s/ James F. Fulton                   A Director
 ___________________________________________
               James F. Fulton

              /s/ Fred B. Koons                    A Director
 ___________________________________________
                Fred B. Koons

            /s/ Virginia M. Kopp                   A Director
 ___________________________________________
              Virginia M. Kopp


                 Signature                                    Title
                 ---------                                    -----

          /s/ James M. Large, Jr.                   A Director
___________________________________________
            James M. Large, Jr.

             /s/ John Morning                       A Director
___________________________________________
               John Morning

           /s/ Howard H. Newman                     A Director
___________________________________________
             Howard H. Newman

        /s/ Margaret Osmer-McQuade                  A Director
___________________________________________
          Margaret Osmer-McQuade

        /s/ Sally Hernandez-Pinero                  A Director
___________________________________________
          Sally Hernandez-Pinero

         /s/ Eugene G. Shultz, Jr.                  A Director
___________________________________________
           Eugene G. Shultz, Jr.

             /s/ Howard Smith                       A Director
___________________________________________
               Howard Smith

          /s/ Dr. Norman R. Smith                   A Director
___________________________________________
            Dr. Norman R. Smith

             /s/ Ira T. Wender                      A Director
___________________________________________
               Ira T. Wender

                                                    Chief Financial Officer
___________________________________________          (Principal Financial
           Anthony R. Burriesci                      Officer)

                                                    Controller (Principal
___________________________________________          Accounting Officer)
              John F. Kennedy


Dated: October 19, 2000